Supplemental Information
Fourth Quarter 2023

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Income statement
Net interest income	$56,931	$52,462	$13,946	$14,379	$14,158	$14,448	$14,681
Noninterest income	41,650	42,488	8,013	10,788	11,039	11,810	9,851
Total revenue, net of interest expense	98,581	94,950	21,959	25,167	25,197	26,258	24,532
Provision for credit losses	4,394	2,543	1,104	1,234	1,125	931	1,092
Noninterest expense	65,845	61,438	17,731	15,838	16,038	16,238	15,543
Income before income taxes	28,342	30,969	3,124	8,095	8,034	9,089	7,897
Pretax, pre-provision income (1)	32,736	33,512	4,228	9,329	9,159	10,020	8,989
Income tax expense (benefit)	1,827	3,441	(20)	293	626	928	765
Net income	26,515	27,528	3,144	7,802	7,408	8,161	7,132
Preferred stock dividends and other	1,649	1,513	306	532	306	505	228
Net income applicable to common shareholders	24,866	26,015	2,838	7,270	7,102	7,656	6,904
Diluted earnings per common share	3.08	3.19	0.35	0.90	0.88	0.94	0.85
Average diluted common shares issued and outstanding	8,080.5	8,167.5	8,062.5	8,075.9	8,080.7	8,182.3	8,155.7
Dividends paid per common share	$0.92	$0.86	$0.24	$0.24	$0.22	$0.22	$0.22

Performance ratios
Return on average assets	0.84%	0.88%	0.39%	0.99%	0.94%	1.07%	0.92%
Return on average common shareholders’ equity	9.75	10.75	4.33	11.24	11.21	12.48	11.24
Return on average shareholders’ equity	9.36	10.18	4.32	10.86	10.52	11.94	10.38
Return on average tangible common shareholders’ equity (2)	13.46	15.15	5.92	15.47	15.49	17.38	15.79
Return on average tangible shareholders’ equity (2)	12.44	13.76	5.71	14.41	14.00	15.98	13.98
Efficiency ratio	66.79	64.71	80.75	62.93	63.65	61.84	63.36

At period end
Book value per share of common stock	$33.34	$30.61	$33.34	$32.65	$32.05	$31.58	$30.61
Tangible book value per share of common stock (2)	24.46	21.83	24.46	23.79	23.23	22.78	21.83
Market capitalization	265,840	264,853	265,840	216,942	228,188	228,012	264,853
Number of financial centers - U.S.	3,845	3,913	3,845	3,862	3,887	3,892	3,913
Number of branded ATMs - U.S.	15,168	15,528	15,168	15,253	15,335	15,407	15,528
Headcount	212,985	216,823	212,985	212,752	215,546	217,059	216,823

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Net interest income
Interest income	$130,262	$72,565	$35,629	$33,624	$32,354	$28,655	$25,075
Interest expense	73,331	20,103	21,683	19,245	18,196	14,207	10,394
Net interest income	56,931	52,462	13,946	14,379	14,158	14,448	14,681

Noninterest income
Fees and commissions	32,009	33,212	8,019	8,135	7,961	7,894	7,735
Market making and similar activities	12,732	12,075	998	3,325	3,697	4,712	3,052
Other income (loss)	(3,091)	(2,799)	(1,004)	(672)	(619)	(796)	(936)
Total noninterest income	41,650	42,488	8,013	10,788	11,039	11,810	9,851
Total revenue, net of interest expense	98,581	94,950	21,959	25,167	25,197	26,258	24,532

Provision for credit losses	4,394	2,543	1,104	1,234	1,125	931	1,092

Noninterest expense
Compensation and benefits	38,330	36,447	9,460	9,551	9,401	9,918	9,161
Occupancy and equipment	7,164	7,071	1,794	1,795	1,776	1,799	1,786
Information processing and communications	6,707	6,279	1,690	1,676	1,644	1,697	1,658
Product delivery and transaction related	3,608	3,653	882	880	956	890	904
Professional fees	2,159	2,142	550	545	527	537	649
Marketing	1,927	1,825	455	501	513	458	460
Other general operating	5,950	4,021	2,900	890	1,221	939	925
Total noninterest expense	65,845	61,438	17,731	15,838	16,038	16,238	15,543
Income before income taxes	28,342	30,969	3,124	8,095	8,034	9,089	7,897
Income tax expense (benefit)	1,827	3,441	(20)	293	626	928	765
Net income	$26,515	$27,528	$3,144	$7,802	$7,408	$8,161	$7,132
Preferred stock dividends and other	1,649	1,513	306	532	306	505	228
Net income applicable to common shareholders	$24,866	$26,015	$2,838	$7,270	$7,102	$7,656	$6,904

Per common share information
Earnings	$3.10	$3.21	$0.36	$0.91	$0.88	$0.95	$0.85
Diluted earnings	3.08	3.19	0.35	0.90	0.88	0.94	0.85
Average common shares issued and outstanding	8,028.6	8,113.7	7,990.9	8,017.1	8,040.9	8,065.9	8,088.3
Average diluted common shares issued and outstanding	8,080.5	8,167.5	8,062.5	8,075.9	8,080.7	8,182.3	8,155.7

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Net income	$26,515	$27,528	$3,144	$7,802	$7,408	$8,161	$7,132
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	573	(6,028)	492	(642)	168	555	353
Net change in debit valuation adjustments	(686)	755	(267)	(25)	(404)	10	(543)
Net change in derivatives	3,919	(10,055)	4,236	(366)	(1,993)	2,042	835
Employee benefit plan adjustments	(439)	(667)	(464)	6	9	10	(764)
Net change in foreign currency translation adjustments	1	(57)	7	(23)	5	12	(10)
Other comprehensive income (loss)	3,368	(16,052)	4,004	(1,050)	(2,215)	2,629	(129)
Comprehensive income (loss)	$29,883	$11,476	$7,148	$6,752	$5,193	$10,790	$7,003

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Net interest income
Interest income
Loans and leases	$57,124	$37,919	$15,227	$14,830	$13,970	$13,097	$12,114
Debt securities	20,226	17,127	5,417	4,658	4,691	5,460	5,016
Federal funds sold and securities borrowed or purchased under agreements to resell	18,679	4,560	5,124	4,888	4,955	3,712	2,725
Trading account assets	8,773	5,521	2,452	2,217	2,076	2,028	1,768
Other interest income	25,460	7,438	7,409	7,031	6,662	4,358	3,452
Total interest income	130,262	72,565	35,629	33,624	32,354	28,655	25,075

Interest expense
Deposits	26,163	4,718	8,724	7,340	5,785	4,314	2,999
Short-term borrowings	30,553	6,978	8,389	7,629	8,355	6,180	4,273
Trading account liabilities	2,043	1,538	557	510	472	504	421
Long-term debt	14,572	6,869	4,013	3,766	3,584	3,209	2,701
Total interest expense	73,331	20,103	21,683	19,245	18,196	14,207	10,394
Net interest income	$56,931	$52,462	$13,946	$14,379	$14,158	$14,448	$14,681

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$3,983	$4,096	$1,010	$994	$1,023	$956	$1,029
Other card income	2,071	1,987	509	526	523	513	523
Total card income	6,054	6,083	1,519	1,520	1,546	1,469	1,552
Service charges
Deposit-related fees	4,382	5,190	1,116	1,124	1,045	1,097	1,081
Lending-related fees	1,302	1,215	330	340	319	313	308
Total service charges	5,684	6,405	1,446	1,464	1,364	1,410	1,389
Investment and brokerage services
Asset management fees	12,002	12,152	3,012	3,103	2,969	2,918	2,844
Brokerage fees	3,561	3,749	897	860	870	934	879
Total investment and brokerage services	15,563	15,901	3,909	3,963	3,839	3,852	3,723
Investment banking fees
Underwriting income	2,235	1,970	478	531	657	569	411
Syndication fees	898	1,070	278	209	180	231	174
Financial advisory services	1,575	1,783	389	448	375	363	486
Total investment banking fees	4,708	4,823	1,145	1,188	1,212	1,163	1,071
Total fees and commissions	32,009	33,212	8,019	8,135	7,961	7,894	7,735
Market making and similar activities	12,732	12,075	998	3,325	3,697	4,712	3,052
Other income (loss)	(3,091)	(2,799)	(1,004)	(672)	(619)	(796)	(936)
Total noninterest income	$41,650	$42,488	$8,013	$10,788	$11,039	$11,810	$9,851

(1)Gross interchange fees and merchant income were $13.3 billion and $12.9 billion and are presented net of $9.3 billion and $8.8 billion of expenses for rewards and partner payments as well as certain other card costs for the years ended December 31, 2023 and 2022. Gross interchange fees and merchant income were $3.4 billion, $3.4 billion, $3.4 billion, $3.2 billion and $3.3 billion and are presented net of $2.4 billion, $2.4 billion, $2.4 billion, $2.2 billion and $2.3 billion of expenses for rewards and partner payments as well as certain other card costs for the fourth, third, second and first quarters of 2023 and the fourth quarter of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2023	September 30 2023	December 31 2022
Assets
Cash and due from banks	$27,892	$25,255	$30,334
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	305,181	326,471	199,869
Cash and cash equivalents	333,073	351,726	230,203
Time deposits placed and other short-term investments	8,346	7,995	7,259
Federal funds sold and securities borrowed or purchased under agreements to resell	280,624	309,249	267,574
Trading account assets	277,354	306,409	296,108
Derivative assets	39,323	47,464	48,642
Debt securities:
Carried at fair value	276,852	175,540	229,994
Held-to-maturity, at cost	594,555	603,333	632,825
Total debt securities	871,407	778,873	862,819
Loans and leases	1,053,732	1,049,149	1,045,747
Allowance for loan and lease losses	(13,342)	(13,287)	(12,682)
Loans and leases, net of allowance	1,040,390	1,035,862	1,033,065
Premises and equipment, net	11,855	11,821	11,510
Goodwill	69,021	69,021	69,022
Loans held-for-sale	6,002	7,591	6,871
Customer and other receivables	81,606	74,347	67,543
Other assets	160,875	152,732	150,759
Total assets	$3,179,876	$3,153,090	$3,051,375

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$530,619	$549,333	$640,745
Interest-bearing	1,273,904	1,228,039	1,182,590
Deposits in non-U.S. offices:
Noninterest-bearing	16,427	15,276	20,480
Interest-bearing	102,877	91,953	86,526
Total deposits	1,923,827	1,884,601	1,930,341
Federal funds purchased and securities loaned or sold under agreements to repurchase	283,887	300,703	195,635
Trading account liabilities	95,530	102,820	80,399
Derivative liabilities	43,432	40,855	44,816
Short-term borrowings	32,098	40,196	26,932
Accrued expenses and other liabilities	207,252	206,492	224,073
Long-term debt	302,204	290,359	275,982
Total liabilities	2,888,230	2,866,026	2,778,178
Shareholders’ equity
Preferred stock, $0.01 par value; authorized –100,000,000 shares; issued and outstanding – 4,088,099, 4,088,099 and 4,088,101 shares	28,397	28,397	28,397
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,895,457,665, 7,923,357,339 and 7,996,777,943 shares	56,365	56,710	58,953
Retained earnings	224,672	223,749	207,003
Accumulated other comprehensive income (loss)	(17,788)	(21,792)	(21,156)
Total shareholders’ equity	291,646	287,064	273,197
Total liabilities and shareholders’ equity	$3,179,876	$3,153,090	$3,051,375

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,054	$4,654	$2,816
Loans and leases	18,276	16,902	16,738
Allowance for loan and lease losses	(826)	(809)	(797)
Loans and leases, net of allowance	17,450	16,093	15,941
All other assets	269	222	116
Total assets of consolidated variable interest entities	$23,773	$20,969	$18,873

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$2,957	$2,059	$42
Long-term debt	8,456	6,566	4,581
All other liabilities	19	12	13
Total liabilities of consolidated variable interest entities	$11,432	$8,637	$4,636

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	December 31 2023	September 30 2023	December 31 2022
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$194,928	$194,230	$180,060
Tier 1 capital	223,323	222,623	208,446
Total capital	251,399	251,137	238,773
Risk-weighted assets	1,650,827	1,632,414	1,604,870
Common equity tier 1 capital ratio	11.8%	11.9%	11.2%
Tier 1 capital ratio	13.5	13.6	13.0
Total capital ratio	15.2	15.4	14.9

Advanced Approaches
Common equity tier 1 capital	$194,928	$194,230	$180,060
Tier 1 capital	223,323	222,623	208,446
Total capital	241,449	241,712	230,916
Risk-weighted assets	1,458,558	1,441,478	1,411,005
Common equity tier 1 capital ratio	13.4%	13.5%	12.8%
Tier 1 capital ratio	15.3	15.4	14.8
Total capital ratio	16.6	16.8	16.4

Leverage-based metrics (1):
Adjusted average assets	$3,135,468	$3,050,808	$2,997,118
Tier 1 leverage ratio	7.1%	7.3%	7.0%

Supplementary leverage exposure	$3,676,737	$3,597,412	$3,523,484
Supplementary leverage ratio	6.1%	6.2%	5.9%

Total ending equity to total ending assets ratio	9.2	9.1	9.0
Common equity ratio	8.3	8.2	8.0
Tangible equity ratio (2)	7.1	7.0	6.8
Tangible common equity ratio (2)	6.2	6.1	5.9

(1)Regulatory capital ratios at December 31, 2023 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation's binding ratio was the Total capital ratio under the Standardized approach for December 31, 2023 and September 30, 2023; and the Common equity tier 1 ratio under the Standardized approach for December 31, 2022.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	December 31 2023	September 30 2023	December 31 2022
Total common shareholders' equity	$263,249	$258,667	$244,800
CECL transitional amount (1)	1,254	1,254	1,881
Goodwill, net of related deferred tax liabilities	(68,648)	(68,644)	(68,644)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,912)	(7,778)	(7,776)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,496)	(1,508)	(1,554)
Defined benefit pension plan net assets, net-of-tax	(764)	(911)	(867)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,342	967	496
Accumulated net (gain) loss on certain cash flow hedges (2)	8,025	12,251	11,925
Other	(122)	(68)	(201)
Common equity tier 1 capital	194,928	194,230	180,060
Qualifying preferred stock, net of issuance cost	28,396	28,396	28,396
Other	(1)	(3)	(10)
Tier 1 capital	223,323	222,623	208,446
Tier 2 capital instruments	15,341	15,981	18,751
Qualifying allowance for credit losses (3)	12,919	13,007	11,739
Other	(184)	(474)	(163)
Total capital under the Standardized approach	251,399	251,137	238,773
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(9,950)	(9,425)	(7,857)
Total capital under the Advanced approaches	$241,449	$241,712	$230,916

(1)December 31, 2023, September 30, 2023 and December 31, 2022 include 50 percent, 50 percent and 75 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021, respectively.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2023			Third Quarter 2023			Fourth Quarter 2022
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$380,362	$5,050	5.27%	$353,183	$4,613	5.18%	$175,595	$1,375	3.11%
Time deposits placed and other short-term investments	8,370	115	5.48	8,629	113	5.20	9,558	74	3.07
Federal funds sold and securities borrowed or purchased under agreements to resell	297,149	5,124	6.84	287,403	4,888	6.75	289,321	2,725	3.74
Trading account assets	194,551	2,474	5.05	191,283	2,244	4.66	169,003	1,784	4.19
Debt securities	802,657	5,445	2.68	752,569	4,685	2.47	869,084	5,043	2.30
Loans and leases (2)
Residential mortgage	228,975	1,790	3.12	229,001	1,745	3.04	229,364	1,663	2.90
Home equity	25,756	411	6.34	25,661	390	6.04	26,983	275	4.05
Credit card	100,389	2,778	10.98	98,049	2,727	11.03	89,575	2,327	10.31
Direct/Indirect and other consumer	103,606	1,386	5.31	104,134	1,354	5.16	106,598	1,119	4.16
Total consumer	458,726	6,365	5.52	456,845	6,216	5.41	452,520	5,384	4.73
U.S. commercial	379,215	5,176	5.42	377,728	5,061	5.32	378,850	4,172	4.37
Non-U.S. commercial	125,371	2,208	6.99	123,781	2,088	6.69	125,983	1,474	4.64
Commercial real estate	73,140	1,351	7.33	74,088	1,364	7.30	68,764	994	5.74
Commercial lease financing	14,253	184	5.14	13,812	166	4.79	13,130	139	4.21
Total commercial	591,979	8,919	5.98	589,409	8,679	5.84	586,727	6,779	4.58
Total loans and leases	1,050,705	15,284	5.78	1,046,254	14,895	5.65	1,039,247	12,163	4.65
Other earning assets	95,971	2,282	9.43	99,378	2,339	9.35	95,904	2,034	8.42
Total earning assets	2,829,765	35,774	5.02	2,738,699	33,777	4.90	2,647,712	25,198	3.78
Cash and due from banks	24,690			25,772			27,771
Other assets, less allowance for loan and lease losses	358,704			363,995			398,806
Total assets	$3,213,159			$3,128,466			$3,074,289
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$942,561	$4,868	2.05%	$942,368	$4,304	1.81%	$980,964	$2,044	0.83%
Time and savings deposits	317,971	2,846	3.55	271,425	2,149	3.14	180,684	543	1.19
Total U.S. interest-bearing deposits	1,260,532	7,714	2.43	1,213,793	6,453	2.11	1,161,648	2,587	0.88
Non-U.S. interest-bearing deposits	101,766	1,010	3.94	97,095	887	3.63	83,073	412	1.97
Total interest-bearing deposits	1,362,298	8,724	2.54	1,310,888	7,340	2.22	1,244,721	2,999	0.96
Federal funds purchased and securities loaned or sold under agreements to repurchase	329,696	5,883	7.08	294,878	5,342	7.19	214,267	2,246	4.16
Short-term borrowings and other interest-bearing liabilities	149,273	2,506	6.67	140,513	2,287	6.45	150,351	2,027	5.35
Trading account liabilities	47,294	557	4.67	48,084	510	4.21	40,393	421	4.13
Long-term debt	256,262	4,013	6.24	245,819	3,766	6.10	243,871	2,701	4.41
Total interest-bearing liabilities	2,144,823	21,683	4.01	2,040,182	19,245	3.75	1,893,603	10,394	2.18
Noninterest-bearing sources
Noninterest-bearing deposits	542,713			565,265			680,823
Other liabilities (3)	237,005			238,044			227,234
Shareholders’ equity	288,618			284,975			272,629
Total liabilities and shareholders’ equity	$3,213,159			$3,128,466			$3,074,289
Net interest spread			1.01%			1.15%			1.60%
Impact of noninterest-bearing sources			0.96			0.96			0.62
Net interest income/yield on earning assets (4)		$14,091	1.97%		$14,532	2.11%		$14,804	2.22%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $42.3 billion, $41.1 billion and $31.9 billion of structured notes and liabilities for the fourth and third quarters of 2023 and the fourth quarter of 2022, respectively.
(4)Net interest income includes FTE adjustments of $145 million, $153 million and $123 million for the fourth and third quarters of 2023 and the fourth quarter of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	December 31, 2023
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$39,195	$37	$(1,420)	$37,812
Agency-collateralized mortgage obligations	2,739	6	(201)	2,544
Commercial	10,909	40	(514)	10,435
Non-agency residential	449	3	(70)	382
Total mortgage-backed securities	53,292	86	(2,205)	51,173
U.S. Treasury and government agencies	179,108	19	(1,461)	177,666
Non-U.S. securities	22,868	27	(20)	22,875
Other taxable securities	4,910	1	(76)	4,835
Tax-exempt securities	10,304	17	(221)	10,100
Total available-for-sale debt securities	270,482	150	(3,983)	266,649
Other debt securities carried at fair value (1)	10,202	56	(55)	10,203
Total debt securities carried at fair value	280,684	206	(4,038)	276,852
Held-to-maturity debt securities
Agency mortgage-backed securities	465,456	—	(78,930)	386,526
U.S. Treasury and government agencies	121,645	—	(17,963)	103,682
Other taxable securities	7,490	—	(1,101)	6,389
Total held-to-maturity debt securities	594,591	—	(97,994)	496,597
Total debt securities	$875,275	$206	$(102,032)	$773,449

	September 30, 2023
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$22,435	$—	$(1,931)	$20,504
Agency-collateralized mortgage obligations	1,964	—	(266)	1,698
Commercial	7,309	14	(582)	6,741
Non-agency residential	452	3	(68)	387
Total mortgage-backed securities	32,160	17	(2,847)	29,330
U.S. Treasury and government agencies	104,828	6	(1,198)	103,636
Non-U.S. securities	18,901	18	(47)	18,872
Other taxable securities	3,271	1	(93)	3,179
Tax-exempt securities	10,965	—	(372)	10,593
Total available-for-sale debt securities	170,125	42	(4,557)	165,610
Other debt securities carried at fair value (1)	9,933	56	(59)	9,930
Total debt securities carried at fair value	180,058	98	(4,616)	175,540
Held-to-maturity debt securities
Agency mortgage-backed securities	474,100	—	(106,890)	367,210
U.S. Treasury and government agencies	121,633	—	(23,351)	98,282
Other taxable securities	7,632	—	(1,363)	6,269
Total held-to-maturity debt securities	603,365	—	(131,604)	471,761
Total debt securities	$783,423	$98	$(136,220)	$647,301

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
FTE basis data (1)
Net interest income	$57,498	$52,900	$14,091	$14,532	$14,293	$14,582	$14,804
Total revenue, net of interest expense	99,148	95,388	22,104	25,320	25,332	26,392	24,655
Net interest yield	2.08%	1.96%	1.97%	2.11%	2.06%	2.20%	2.22%
Efficiency ratio	66.41	64.41	80.22	62.55	63.31	61.53	63.05

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $567 million and $438 million for the years ended December 31, 2023 and 2022, and $145 million, $153 million, $135 million, $134 million and $123 million for the fourth, third, second and first quarters of 2023 and the fourth quarter of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,091	$8,268	$1,711	$3,435	$598	$79
Noninterest income
Fees and commissions:
Card income	1,519	1,324	12	194	15	(26)
Service charges	1,446	588	20	749	87	2
Investment and brokerage services	3,909	78	3,328	20	486	(3)
Investment banking fees	1,145	—	47	690	439	(31)
Total fees and commissions	8,019	1,990	3,407	1,653	1,027	(58)
Market making and similar activities	998	5	37	55	2,428	(1,527)
Other income (loss)	(1,004)	66	72	785	35	(1,962)
Total noninterest income (loss)	8,013	2,061	3,516	2,493	3,490	(3,547)
Total revenue, net of interest expense	22,104	10,329	5,227	5,928	4,088	(3,468)
Provision for credit losses	1,104	1,405	(26)	(239)	(60)	24
Noninterest expense	17,731	5,234	3,894	2,781	3,271	2,551
Income (loss) before income taxes	3,269	3,690	1,359	3,386	877	(6,043)
Income tax expense (benefit)	125	922	340	914	241	(2,292)
Net income (loss)	$3,144	$2,768	$1,019	$2,472	$636	$(3,751)

Average
Total loans and leases	$1,050,705	$313,438	$219,425	$374,862	$133,631	$9,349
Total assets (1)	3,213,159	1,038,418	336,067	624,093	867,953	346,628
Total deposits	1,905,011	959,247	292,478	527,597	31,950	93,739
Quarter end
Total loans and leases	$1,053,732	$315,119	$219,657	$373,891	$136,223	$8,842
Total assets (1)	3,179,876	1,049,830	344,626	621,751	817,313	346,356
Total deposits	1,923,827	969,572	299,657	527,060	34,833	92,705

	Third Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,532	$8,391	$1,755	$3,613	$674	$99
Noninterest income
Fees and commissions:
Card income	1,520	1,325	9	197	16	(27)
Service charges	1,464	605	20	754	85	—
Investment and brokerage services	3,963	80	3,396	14	475	(2)
Investment banking fees	1,188	—	45	743	463	(63)
Total fees and commissions	8,135	2,010	3,470	1,708	1,039	(92)
Market making and similar activities	3,325	5	34	21	3,195	70
Other income (loss)	(672)	66	62	861	34	(1,695)
Total noninterest income (loss)	10,788	2,081	3,566	2,590	4,268	(1,717)
Total revenue, net of interest expense	25,320	10,472	5,321	6,203	4,942	(1,618)
Provision for credit losses	1,234	1,397	(6)	(119)	(14)	(24)
Noninterest expense	15,838	5,256	3,950	2,804	3,235	593
Income (loss) before income taxes	8,248	3,819	1,377	3,518	1,721	(2,187)
Income tax expense (benefit)	446	955	344	950	473	(2,276)
Net income (loss)	$7,802	$2,864	$1,033	$2,568	$1,248	$89

Average
Total loans and leases	$1,046,254	$310,761	$218,569	$376,214	$131,298	$9,412
Total assets (1)	3,128,466	1,059,152	335,124	601,378	863,653	269,159
Total deposits	1,876,153	980,051	291,770	504,432	31,890	68,010
Quarter end
Total loans and leases	$1,049,149	$313,216	$218,913	$373,351	$134,386	$9,283
Total assets (1)	3,153,090	1,062,038	333,779	588,578	864,792	303,903
Total deposits	1,884,601	982,302	290,732	494,938	31,041	85,588

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,804	$8,494	$2,015	$3,880	$371	$44
Noninterest income
Fees and commissions:
Card income	1,552	1,333	19	196	17	(13)
Service charges	1,389	586	17	703	79	4
Investment and brokerage services	3,723	71	3,166	6	482	(2)
Investment banking fees	1,071	—	35	706	347	(17)
Total fees and commissions	7,735	1,990	3,237	1,611	925	(28)
Market making and similar activities	3,052	5	36	34	2,685	292
Other income (loss)	(936)	293	122	913	(120)	(2,144)
Total noninterest income (loss)	9,851	2,288	3,395	2,558	3,490	(1,880)
Total revenue, net of interest expense	24,655	10,782	5,410	6,438	3,861	(1,836)
Provision for credit losses	1,092	944	37	149	4	(42)
Noninterest expense	15,543	5,100	3,784	2,833	3,171	655
Income (loss) before income taxes	8,020	4,738	1,589	3,456	686	(2,449)
Income tax expense (benefit)	888	1,161	389	916	182	(1,760)
Net income (loss)	$7,132	$3,577	$1,200	$2,540	$504	$(689)

Average
Total loans and leases	$1,039,247	$300,360	$225,094	$380,385	$123,022	$10,386
Total assets (1)	3,074,289	1,123,813	361,592	595,525	857,319	136,040
Total deposits	1,925,544	1,047,058	317,849	503,472	37,219	19,946
Quarter end
Total loans and leases	$1,045,747	$304,761	$223,910	$379,107	$127,735	$10,234
Total assets (1)	3,051,375	1,126,453	368,893	588,466	812,489	155,074
Total deposits	1,930,341	1,048,799	323,899	498,661	39,077	19,905

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$57,498	$33,689	$7,147	$14,645	$1,678	$339
Noninterest income
Fees and commissions:
Card income	6,054	5,264	45	781	66	(102)
Service charges	5,684	2,317	78	2,952	335	2
Investment and brokerage services	15,563	308	13,213	57	1,993	(8)
Investment banking fees	4,708	—	171	2,819	1,874	(156)
Total fees and commissions	32,009	7,889	13,507	6,609	4,268	(264)
Market making and similar activities	12,732	20	137	190	13,430	(1,045)
Other income (loss)	(3,091)	433	314	3,352	151	(7,341)
Total noninterest income (loss)	41,650	8,342	13,958	10,151	17,849	(8,650)
Total revenue, net of interest expense	99,148	42,031	21,105	24,796	19,527	(8,311)
Provision for credit losses	4,394	5,158	6	(586)	(131)	(53)
Noninterest expense	65,845	21,416	15,836	11,344	13,206	4,043
Income (loss) before income taxes	28,909	15,457	5,263	14,038	6,452	(12,301)
Income tax expense (benefit)	2,394	3,864	1,316	3,790	1,774	(8,350)
Net income (loss)	$26,515	$11,593	$3,947	$10,248	$4,678	$(3,951)

Average
Total loans and leases	$1,046,256	$308,690	$219,503	$378,762	$129,657	$9,644
Total assets (1)	3,153,513	1,071,853	342,531	602,579	869,756	266,794
Total deposits	1,887,541	992,750	298,335	505,627	33,278	57,551
Year end
Total loans and leases	$1,053,732	$315,119	$219,657	$373,891	$136,223	$8,842
Total assets (1)	3,179,876	1,049,830	344,626	621,751	817,313	346,356
Total deposits	1,923,827	969,572	299,657	527,060	34,833	92,705

	Year Ended December 31, 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$52,900	$30,045	$7,466	$12,184	$3,088	$117
Noninterest income
Fees and commissions:
Card income	6,083	5,169	70	774	66	4
Service charges	6,405	2,706	73	3,293	325	8
Investment and brokerage services	15,901	304	13,561	42	2,002	(8)
Investment banking fees	4,823	—	189	3,004	1,820	(190)
Total fees and commissions	33,212	8,179	13,893	7,113	4,213	(186)
Market making and similar activities	12,075	10	102	215	11,406	342
Other income (loss)	(2,799)	401	287	2,717	(569)	(5,635)
Total noninterest income (loss)	42,488	8,590	14,282	10,045	15,050	(5,479)
Total revenue, net of interest expense	95,388	38,635	21,748	22,229	18,138	(5,362)
Provision for credit losses	2,543	1,980	66	641	28	(172)
Noninterest expense	61,438	20,077	15,490	10,966	12,420	2,485
Income (loss) before income taxes	31,407	16,578	6,192	10,622	5,690	(7,675)
Income tax expense (benefit)	3,879	4,062	1,517	2,815	1,508	(6,023)
Net income (loss)	$27,528	$12,516	$4,675	$7,807	$4,182	$(1,652)

Average
Total loans and leases	$1,016,782	$292,366	$219,810	$375,271	$116,652	$12,683
Total assets (1)	3,135,894	1,139,351	396,167	603,273	857,637	139,466
Total deposits	1,986,158	1,062,561	351,329	511,804	40,382	20,082
Year end
Total loans and leases	$1,045,747	$304,761	$223,910	$379,107	$127,735	$10,234
Total assets (1)	3,051,375	1,126,453	368,893	588,466	812,489	155,074
Total deposits	1,930,341	1,048,799	323,899	498,661	39,077	19,905

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Net interest income	$33,689	$30,045	$8,268	$8,391	$8,437	$8,593	$8,494
Noninterest income:
Card income	5,264	5,169	1,324	1,325	1,341	1,274	1,333
Service charges	2,317	2,706	588	605	525	599	586
All other income	761	715	149	151	221	240	369
Total noninterest income	8,342	8,590	2,061	2,081	2,087	2,113	2,288
Total revenue, net of interest expense	42,031	38,635	10,329	10,472	10,524	10,706	10,782

Provision for credit losses	5,158	1,980	1,405	1,397	1,267	1,089	944

Noninterest expense	21,416	20,077	5,234	5,256	5,453	5,473	5,100
Income before income taxes	15,457	16,578	3,690	3,819	3,804	4,144	4,738
Income tax expense	3,864	4,062	922	955	951	1,036	1,161
Net income	$11,593	$12,516	$2,768	$2,864	$2,853	$3,108	$3,577

Net interest yield	3.26%	2.73%	3.28%	3.26%	3.24%	3.27%	3.11%
Return on average allocated capital (1)	28	31	26	27	27	30	35
Efficiency ratio	50.95	51.96	50.71	50.18	51.81	51.12	47.29

Balance Sheet
Average
Total loans and leases	$308,690	$292,366	$313,438	$310,761	$306,662	$303,772	$300,360
Total earning assets (2)	1,032,525	1,099,410	1,000,032	1,019,980	1,045,743	1,065,202	1,083,850
Total assets (2)	1,071,853	1,139,351	1,038,418	1,059,152	1,085,469	1,105,245	1,123,813
Total deposits	992,750	1,062,561	959,247	980,051	1,006,337	1,026,242	1,047,058
Allocated capital (1)	42,000	40,000	42,000	42,000	42,000	42,000	40,000

Period end
Total loans and leases	$315,119	$304,761	$315,119	$313,216	$309,735	$304,480	$304,761
Total earning assets (2)	1,009,360	1,085,079	1,009,360	1,023,162	1,043,228	1,081,780	1,085,079
Total assets (2)	1,049,830	1,126,453	1,049,830	1,062,038	1,084,512	1,124,438	1,126,453
Total deposits	969,572	1,048,799	969,572	982,302	1,004,482	1,044,768	1,048,799

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Average deposit balances
Checking	$567,633	$596,875	$551,890	$562,319	$575,792	$580,910	$588,668
Savings	63,919	71,851	58,975	62,352	66,142	68,327	69,790
MMS	307,927	359,752	277,912	296,833	317,942	339,823	356,015
CDs and IRAs	49,331	29,450	66,758	54,596	42,445	33,098	28,619
Other	3,940	4,633	3,712	3,951	4,016	4,084	3,966
Total average deposit balances	$992,750	$1,062,561	$959,247	$980,051	$1,006,337	$1,026,242	$1,047,058

Deposit spreads (excludes noninterest costs)
Checking	2.34%	1.98%	2.47%	2.38%	2.30%	2.22%	2.09%
Savings	2.71	2.23	2.90	2.77	2.65	2.53	2.33
MMS	3.33	1.61	3.64	3.49	3.28	2.99	2.25
CDs and IRAs	2.66	1.53	2.25	2.55	2.96	3.27	2.91
Other	4.85	1.60	5.21	5.05	4.80	4.37	3.35
Total deposit spreads	2.70	1.86	2.83	2.76	2.67	2.54	2.19

Consumer investment assets	$424,410	$319,648	$424,410	$387,467	$386,761	$354,892	$319,648

Active digital banking users (in thousands) (1)	46,265	44,054	46,265	45,797	45,713	44,962	44,054
Active mobile banking users (in thousands) (2)	37,927	35,452	37,927	37,487	37,329	36,322	35,452
Financial centers	3,845	3,913	3,845	3,862	3,887	3,892	3,913
ATMs	15,168	15,528	15,168	15,253	15,335	15,407	15,528

Total credit card (3)
Loans
Average credit card outstandings	$96,190	$83,539	$100,389	$98,049	$94,431	$91,775	$89,575
Ending credit card outstandings	102,200	93,421	102,200	99,686	97,009	92,469	93,421
Credit quality
Net charge-offs	$2,561	$1,334	$777	$673	$610	$501	$386
	2.66%	1.60%	3.07%	2.72%	2.60%	2.21%	1.71%
30+ delinquency	$2,419	$1,505	$2,419	$2,097	$1,810	$1,674	$1,505
	2.37%	1.61%	2.37%	2.10%	1.87%	1.81%	1.61%
90+ delinquency	$1,224	$717	$1,224	$1,016	$897	$828	$717
	1.20%	0.77%	1.20%	1.02%	0.92%	0.90%	0.77%
Other total credit card indicators (3)
Gross interest yield	11.88%	10.42%	11.97%	12.03%	11.66%	11.85%	11.18%
Risk-adjusted margin	7.83	10.06	7.18	7.70	7.83	8.69	9.87
New accounts (in thousands)	4,275	4,397	889	1,062	1,137	1,187	1,096
Purchase volumes	$363,117	$356,588	$92,759	$91,711	$93,103	$85,544	$92,800

Debit card data
Purchase volumes	$527,074	$503,583	$136,183	$133,553	$132,962	$124,376	$130,157

Loan production (4)
Consumer Banking:
First mortgage	$9,145	$20,981	$1,753	$2,547	$2,889	$1,956	$2,286
Home equity	8,328	7,988	1,939	2,035	2,171	2,183	2,113
Total (5):
First mortgage	$19,405	$44,765	$3,932	$5,596	$5,940	$3,937	$5,217
Home equity	9,814	9,591	2,255	2,421	2,542	2,596	2,596

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2023			Third Quarter 2023
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$8,268	$5,425	$2,843	$8,391	$5,571	$2,820
Noninterest income:
Card income	1,324	(9)	1,333	1,325	(11)	1,336
Service charges	588	588	—	605	605	—
All other income	149	116	33	151	116	35
Total noninterest income	2,061	695	1,366	2,081	710	1,371
Total revenue, net of interest expense	10,329	6,120	4,209	10,472	6,281	4,191

Provision for credit losses	1,405	77	1,328	1,397	128	1,269

Noninterest expense	5,234	3,269	1,965	5,256	3,240	2,016
Income before income taxes	3,690	2,774	916	3,819	2,913	906
Income tax expense	922	693	229	955	729	226
Net income	$2,768	$2,081	$687	$2,864	$2,184	$680

Net interest yield	3.28%	2.25%	3.64%	3.26%	2.26%	3.65%
Return on average allocated capital (1)	26	60	10	27	63	10
Efficiency ratio	50.71	53.51	46.65	50.18	51.60	48.06

Balance Sheet
Average
Total loans and leases	$313,438	$4,183	$309,255	$310,761	$4,139	$306,622
Total earning assets (2)	1,000,032	955,931	309,503	1,019,980	975,968	306,982
Total assets (2)	1,038,418	988,956	314,864	1,059,152	1,009,390	312,731
Total deposits	959,247	954,228	5,019	980,051	974,674	5,377
Allocated capital (1)	42,000	13,700	28,300	42,000	13,700	28,300

Period end
Total loans and leases	$315,119	$4,218	$310,901	$313,216	$4,165	$309,051
Total earning assets (2)	1,009,360	965,088	311,008	1,023,162	978,133	309,527
Total assets (2)	1,049,830	999,372	317,194	1,062,038	1,010,771	315,765
Total deposits	969,572	964,136	5,436	982,302	976,007	6,295

				Fourth Quarter 2022
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$8,494	$5,719	$2,775
Noninterest income:
Card income				1,333	(9)	1,342
Service charges				586	585	1
All other income				369	214	155
Total noninterest income				2,288	790	1,498
Total revenue, net of interest expense				10,782	6,509	4,273

Provision for credit losses				944	176	768

Noninterest expense				5,100	3,189	1,911
Income before income taxes				4,738	3,144	1,594
Income tax expense				1,161	771	390
Net income				$3,577	$2,373	$1,204

Net interest yield				3.11%	2.18%	3.71%
Return on average allocated capital (1)				35	72	18
Efficiency ratio				47.29	49.00	44.70

Balance Sheet
Average
Total loans and leases				$300,360	$4,132	$296,228
Total earning assets (2)				1,083,850	1,042,289	296,535
Total assets (2)				1,123,813	1,075,446	303,340
Total deposits				1,047,058	1,041,669	5,389
Allocated capital (1)				40,000	13,000	27,000

Period end
Total loans and leases				$304,761	$4,148	$300,613
Total earning assets (2)				1,085,079	1,043,049	300,787
Total assets (2)				1,126,453	1,077,203	308,007
Total deposits				1,048,799	1,043,194	5,605

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31
	2023			2022
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$33,689	$22,545	$11,144	$30,045	$19,254	$10,791
Noninterest income:
Card income	5,264	(40)	5,304	5,169	(36)	5,205
Service charges	2,317	2,314	3	2,706	2,703	3
All other income	761	607	154	715	478	237
Total noninterest income	8,342	2,881	5,461	8,590	3,145	5,445
Total revenue, net of interest expense	42,031	25,426	16,605	38,635	22,399	16,236

Provision for credit losses	5,158	491	4,667	1,980	564	1,416

Noninterest expense	21,416	13,358	8,058	20,077	12,393	7,684
Income before income taxes	15,457	11,577	3,880	16,578	9,442	7,136
Income tax expense	3,864	2,894	970	4,062	2,314	1,748
Net income	$11,593	$8,683	$2,910	$12,516	$7,128	$5,388

Net interest yield	3.26%	2.28%	3.66%	2.73%	1.82%	3.72%
Return on average allocated capital (1)	28	63	10	31	55	20
Efficiency ratio	50.95	52.54	48.52	51.96	55.33	47.32

Balance Sheet
Average
Total loans and leases	$308,690	$4,129	$304,561	$292,366	$4,161	$288,205
Total earning assets (2)	1,032,525	989,000	304,838	1,099,410	1,057,531	289,719
Total assets (2)	1,071,853	1,022,361	310,805	1,139,351	1,090,692	296,499
Total deposits	992,750	987,675	5,075	1,062,561	1,056,783	5,778
Allocated capital (1)	42,000	13,700	28,300	40,000	13,000	27,000

Year end
Total loans and leases	$315,119	$4,218	$310,901	$304,761	$4,148	$300,613
Total earning assets (2)	1,009,360	965,088	311,008	1,085,079	1,043,049	300,787
Total assets (2)	1,049,830	999,372	317,194	1,126,453	1,077,203	308,007
Total deposits	969,572	964,136	5,436	1,048,799	1,043,194	5,605

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Net interest income	$7,147	$7,466	$1,711	$1,755	$1,805	$1,876	$2,015
Noninterest income:
Investment and brokerage services	13,213	13,561	3,328	3,396	3,251	3,238	3,166
All other income	745	721	188	170	186	201	229
Total noninterest income	13,958	14,282	3,516	3,566	3,437	3,439	3,395
Total revenue, net of interest expense	21,105	21,748	5,227	5,321	5,242	5,315	5,410

Provision for credit losses	6	66	(26)	(6)	13	25	37

Noninterest expense	15,836	15,490	3,894	3,950	3,925	4,067	3,784
Income before income taxes	5,263	6,192	1,359	1,377	1,304	1,223	1,589
Income tax expense	1,316	1,517	340	344	326	306	389
Net income	$3,947	$4,675	$1,019	$1,033	$978	$917	$1,200

Net interest yield	2.17%	1.95%	2.10%	2.16%	2.21%	2.20%	2.29%
Return on average allocated capital (1)	21	27	22	22	21	20	27
Efficiency ratio	75.04	71.23	74.41	74.28	74.86	76.53	69.96

Balance Sheet
Average
Total loans and leases	$219,503	$219,810	$219,425	$218,569	$218,604	$221,448	$225,094
Total earning assets (2)	329,493	383,352	322,827	322,032	327,066	346,384	348,718
Total assets (2)	342,531	396,167	336,067	335,124	340,105	359,164	361,592
Total deposits	298,335	351,329	292,478	291,770	295,380	314,019	317,849
Allocated capital (1)	18,500	17,500	18,500	18,500	18,500	18,500	17,500

Period end
Total loans and leases	$219,657	$223,910	$219,657	$218,913	$219,208	$217,804	$223,910
Total earning assets (2)	330,653	355,461	330,653	320,196	324,820	336,560	355,461
Total assets (2)	344,626	368,893	344,626	333,779	338,184	349,888	368,893
Total deposits	299,657	323,899	299,657	290,732	292,526	301,471	323,899

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Revenue by Business
Merrill Wealth Management	$17,461	$18,135	$4,326	$4,398	$4,340	$4,397	$4,486
Bank of America Private Bank	3,644	3,613	901	923	902	918	924
Total revenue, net of interest expense	$21,105	$21,748	$5,227	$5,321	$5,242	$5,315	$5,410

Client Balances by Business, at period end
Merrill Wealth Management	$3,182,735	$2,822,910	$3,182,735	$2,978,229	$3,057,680	$2,952,681	$2,822,910
Bank of America Private Bank	606,639	563,931	606,639	572,624	577,514	568,925	563,931
Total client balances	$3,789,374	$3,386,841	$3,789,374	$3,550,853	$3,635,194	$3,521,606	$3,386,841

Client Balances by Type, at period end
Assets under management (1)	$1,617,740	$1,401,474	$1,617,740	$1,496,601	$1,531,042	$1,467,242	$1,401,474
Brokerage and other assets	1,688,923	1,482,025	1,688,923	1,578,123	1,628,294	1,571,409	1,482,025
Deposits	299,657	323,899	299,657	290,732	292,526	301,471	323,899
Loans and leases (2)	222,287	226,973	222,287	221,684	222,280	220,633	226,973
Less: Managed deposits in assets under management	(39,233)	(47,530)	(39,233)	(36,287)	(38,948)	(39,149)	(47,530)
Total client balances	$3,789,374	$3,386,841	$3,789,374	$3,550,853	$3,635,194	$3,521,606	$3,386,841

Assets Under Management Rollforward
Assets under management, beginning balance	$1,401,474	$1,638,782	$1,496,601	$1,531,042	$1,467,242	$1,401,474	$1,329,557
Net client flows	52,227	20,785	8,443	14,226	14,296	15,262	105
Market valuation/other	164,039	(258,093)	112,696	(48,667)	49,504	50,506	71,812
Total assets under management, ending balance	$1,617,740	$1,401,474	$1,617,740	$1,496,601	$1,531,042	$1,467,242	$1,401,474

Advisors, at period end
Total wealth advisors (3)	18,916	19,273	18,916	19,130	19,099	19,243	19,273

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Net interest income	$14,645	$12,184	$3,435	$3,613	$3,690	$3,907	$3,880
Noninterest income:
Service charges	2,952	3,293	749	754	735	714	703
Investment banking fees	2,819	3,004	690	743	718	668	706
All other income	4,380	3,748	1,054	1,093	1,319	914	1,149
Total noninterest income	10,151	10,045	2,493	2,590	2,772	2,296	2,558
Total revenue, net of interest expense	24,796	22,229	5,928	6,203	6,462	6,203	6,438

Provision for credit losses	(586)	641	(239)	(119)	9	(237)	149

Noninterest expense	11,344	10,966	2,781	2,804	2,819	2,940	2,833
Income before income taxes	14,038	10,622	3,386	3,518	3,634	3,500	3,456
Income tax expense	3,790	2,815	914	950	981	945	916
Net income	$10,248	$7,807	$2,472	$2,568	$2,653	$2,555	$2,540

Net interest yield	2.73%	2.26%	2.45%	2.68%	2.80%	3.03%	2.90%
Return on average allocated capital (1)	21	18	20	21	22	21	23
Efficiency ratio	45.75	49.34	46.92	45.22	43.59	47.41	44.03

Balance Sheet
Average
Total loans and leases	$378,762	$375,271	$374,862	$376,214	$383,058	$381,009	$380,385
Total earning assets (2)	535,500	539,032	557,147	534,153	527,959	522,374	531,206
Total assets (2)	602,579	603,273	624,093	601,378	595,585	588,886	595,525
Total deposits	505,627	511,804	527,597	504,432	497,533	492,577	503,472
Allocated capital (1)	49,250	44,500	49,250	49,250	49,250	49,250	44,500

Period end
Total loans and leases	$373,891	$379,107	$373,891	$373,351	$381,609	$383,491	$379,107
Total earning assets (2)	552,453	522,539	552,453	521,423	518,547	524,299	522,539
Total assets (2)	621,751	588,466	621,751	588,578	586,397	591,231	588,466
Total deposits	527,060	498,661	527,060	494,938	492,734	495,949	498,661

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Investment Banking fees (1)
Advisory (2)	$1,392	$1,643	$350	$396	$333	$313	$446
Debt issuance	1,073	1,099	265	255	263	290	184
Equity issuance	354	262	75	92	122	65	76
Total Investment Banking fees (3)	$2,819	$3,004	$690	$743	$718	$668	$706

Business Lending
Corporate	$4,928	$4,325	$1,235	$1,300	$1,359	$1,034	$1,417
Commercial	5,016	4,316	1,251	1,262	1,270	1,233	1,188
Business Banking	253	251	62	61	63	67	65
Total Business Lending revenue	$10,197	$8,892	$2,548	$2,623	$2,692	$2,334	$2,670

Global Transaction Services
Corporate	$5,746	$5,002	$1,322	$1,392	$1,483	$1,549	$1,546
Commercial	4,139	4,166	967	998	1,045	1,129	1,185
Business Banking	1,531	1,213	370	379	395	387	378
Total Global Transaction Services revenue	$11,416	$10,381	$2,659	$2,769	$2,923	$3,065	$3,109

Average deposit balances
Interest-bearing	$303,414	$174,272	$351,007	$315,289	$289,187	$257,012	$225,671
Noninterest-bearing	202,213	337,532	176,590	189,143	208,346	235,565	277,801
Total average deposits	$505,627	$511,804	$527,597	$504,432	$497,533	$492,577	$503,472

Loan spread	1.52%	1.51%	1.49%	1.52%	1.52%	1.55%	1.52%

Provision for credit losses	$(586)	$641	$(239)	$(119)	$9	$(237)	$149

Credit quality (4, 5)
Reservable criticized utilized exposure	$21,597	$17,519	$21,597	$22,025	$19,714	$18,104	$17,519
	5.46%	4.37%	5.46%	5.58%	4.89%	4.46%	4.37%

Nonperforming loans, leases and foreclosed properties	$2,673	$923	$2,673	$1,908	$1,248	$1,023	$923
	0.72%	0.25%	0.72%	0.51%	0.33%	0.27%	0.25%

Average loans and leases by product
U.S. commercial	$227,607	$225,325	$225,070	$225,758	$230,111	$229,558	$230,591
Non-U.S. commercial	80,283	83,352	78,483	78,748	81,546	82,412	82,222
Commercial real estate	56,701	52,389	56,735	57,573	57,449	55,019	54,104
Commercial lease financing	14,170	14,203	14,573	14,134	13,951	14,019	13,467
Other	1	2	1	1	1	1	1
Total average loans and leases	$378,762	$375,271	$374,862	$376,214	$383,058	$381,009	$380,385

Total Corporation Investment Banking fees
Advisory (2)	$1,575	$1,783	$389	$448	$375	$363	$486
Debt issuance	2,403	2,523	589	570	600	644	414
Equity issuance	886	709	199	232	287	168	189
Total investment banking fees including self-led deals	4,864	5,015	1,177	1,250	1,262	1,175	1,089
Self-led deals	(156)	(192)	(32)	(62)	(50)	(12)	(18)
Total Investment Banking fees	$4,708	$4,823	$1,145	$1,188	$1,212	$1,163	$1,071

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Net interest income	$1,678	$3,088	$598	$674	$297	$109	$371
Noninterest income:
Investment and brokerage services	1,993	2,002	486	475	499	533	482
Investment banking fees	1,874	1,820	439	463	503	469	347
Market making and similar activities	13,430	11,406	2,428	3,195	3,409	4,398	2,685
All other income	552	(178)	137	135	163	117	(24)
Total noninterest income	17,849	15,050	3,490	4,268	4,574	5,517	3,490
Total revenue, net of interest expense (1)	19,527	18,138	4,088	4,942	4,871	5,626	3,861

Provision for credit losses	(131)	28	(60)	(14)	(4)	(53)	4

Noninterest expense	13,206	12,420	3,271	3,235	3,349	3,351	3,171
Income before income taxes	6,452	5,690	877	1,721	1,526	2,328	686
Income tax expense	1,774	1,508	241	473	420	640	182
Net income	$4,678	$4,182	$636	$1,248	$1,106	$1,688	$504

Return on average allocated capital (2)	10%	10%	6%	11%	10%	15%	5%
Efficiency ratio	67.63	68.48	80.00	65.47	68.74	59.56	82.14

Balance Sheet
Average
Total trading-related assets	$618,028	$600,803	$615,414	$609,744	$621,125	$626,035	$608,493
Total loans and leases	129,657	116,652	133,631	131,298	128,539	125,046	123,022
Total earning assets	652,352	602,889	667,094	655,971	657,947	627,935	610,045
Total assets	869,756	857,637	867,953	863,653	877,471	870,038	857,319
Total deposits	33,278	40,382	31,950	31,890	33,222	36,109	37,219
Allocated capital (2)	45,500	42,500	45,500	45,500	45,500	45,500	42,500

Period end
Total trading-related assets	$542,544	$564,769	$542,544	$613,009	$599,787	$599,841	$564,769
Total loans and leases	136,223	127,735	136,223	134,386	131,128	130,804	127,735
Total earning assets	637,955	587,772	637,955	660,172	640,712	632,873	587,772
Total assets	817,313	812,489	817,313	864,792	851,771	861,477	812,489
Total deposits	34,833	39,077	34,833	31,041	33,049	33,624	39,077

Trading-related assets (average)
Trading account securities	$318,443	$303,587	$309,051	$307,990	$317,928	$339,248	$309,217
Reverse repurchases	133,735	126,324	133,209	135,401	139,480	126,760	122,753
Securities borrowed	121,547	116,764	129,365	119,936	120,481	116,280	119,334
Derivative assets	44,303	54,128	43,789	46,417	43,236	43,747	57,189
Total trading-related assets	$618,028	$600,803	$615,414	$609,744	$621,125	$626,035	$608,493

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$10,896	$9,917	$2,079	$2,710	$2,667	$3,440	$2,157
Equities	6,480	6,572	1,540	1,695	1,618	1,627	1,368
Total sales and trading revenue	$17,376	$16,489	$3,619	$4,405	$4,285	$5,067	$3,525

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$11,122	$9,898	$2,206	$2,723	$2,764	$3,429	$2,343
Equities	6,490	6,571	1,545	1,698	1,623	1,624	1,375
Total sales and trading revenue, excluding net debit valuation adjustment	$17,612	$16,469	$3,751	$4,421	$4,387	$5,053	$3,718

Sales and trading revenue breakdown
Net interest income	$1,013	$2,536	$432	$518	$137	$(74)	$188
Commissions	1,981	1,955	486	474	492	529	476
Trading	13,427	11,403	2,428	3,194	3,407	4,398	2,684
Other	955	595	273	219	249	214	177
Total sales and trading revenue	$17,376	$16,489	$3,619	$4,405	$4,285	$5,067	$3,525

(1)    Includes Global Banking sales and trading revenue of $654 million and $1.0 billion for the years ended December 31, 2023 and 2022, and $190 million, $133 million, $154 million, $177 million and $262 million for the fourth, third, second and first quarters of 2023, and the fourth quarter of 2022, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(236) million and $20 million for the years ended December 31, 2023 and 2022, and $(132) million, $(16) million, $(102) million, $14 million, and $(193) million for the fourth, third, second and first quarters of 2023, and the fourth quarter of 2022, respectively. FICC net DVA gains (losses) were $(226) million and $19 million for the years ended December 31, 2023 and 2022, and $(127) million, $(13) million, $(97) million, $11 million and $(186) million for the fourth, third, second and first quarters of 2023, and the fourth quarter of 2022, respectively. Equities net DVA gains (losses) were $(10) million and $1 million for the years ended December 31, 2023 and 2022, and $(5) million, $(3) million, $(5) million, $3 million and $(7) million for the fourth, third, second and first quarters of 2023, and the fourth quarter of 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022
Net interest income	$339	$117	$79	$99	$64	$97	$44
Noninterest income (loss)	(8,650)	(5,479)	(3,547)	(1,717)	(1,831)	(1,555)	(1,880)
Total revenue, net of interest expense	(8,311)	(5,362)	(3,468)	(1,618)	(1,767)	(1,458)	(1,836)

Provision for credit losses	(53)	(172)	24	(24)	(160)	107	(42)

Noninterest expense	4,043	2,485	2,551	593	492	407	655
Loss before income taxes	(12,301)	(7,675)	(6,043)	(2,187)	(2,099)	(1,972)	(2,449)
Income tax expense (benefit)	(8,350)	(6,023)	(2,292)	(2,276)	(1,917)	(1,865)	(1,760)
Net income (loss)	$(3,951)	$(1,652)	$(3,751)	$89	$(182)	$(107)	$(689)

Balance Sheet
Average
Total loans and leases	$9,644	$12,683	$9,349	$9,412	$9,745	$10,077	$10,386
Total assets (2)	266,794	139,466	346,628	269,159	276,728	172,725	136,040
Total deposits	57,551	20,082	93,739	68,010	42,881	24,702	19,946

Period end
Total loans and leases	$8,842	$10,234	$8,842	$9,283	$9,544	$9,827	$10,234
Total assets (3)	346,356	155,074	346,356	303,903	262,334	267,623	155,074
Total deposits	92,705	19,905	92,705	85,588	54,418	34,590	19,905

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $975.9 billion and $1.1 trillion for the years ended December 31, 2023 and 2022, and $958.4 billion, $955.7 billion, $977.8 billion, $1.0 trillion and $1.0 trillion for the fourth, third, second and first quarters of 2023, and the fourth quarter of 2022, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $972.9 billion, $945.7 billion, $963.6 billion, $1.0 trillion and $1.0 trillion at December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2023	September 30 2023	December 31 2022
Consumer
Residential mortgage	$228,403	$229,166	$229,670
Home equity	25,527	25,492	26,563
Credit card	102,200	99,687	93,421
Direct/Indirect consumer (1)	103,468	104,059	106,236
Other consumer (2)	124	122	156
Total consumer loans excluding loans accounted for under the fair value option	459,722	458,526	456,046
Consumer loans accounted for under the fair value option (3)	243	253	339
Total consumer	459,965	458,779	456,385

Commercial
U.S. commercial	358,931	356,330	358,481
Non-U.S. commercial	124,581	123,713	124,479
Commercial real estate (4)	72,878	73,193	69,766
Commercial lease financing	14,854	13,904	13,644
	571,244	567,140	566,370
U.S. small business commercial (5)	19,197	19,233	17,560
Total commercial loans excluding loans accounted for under the fair value option	590,441	586,373	583,930
Commercial loans accounted for under the fair value option (3)	3,326	3,997	5,432
Total commercial	593,767	590,370	589,362
Total loans and leases	$1,053,732	$1,049,149	$1,045,747

(1)Includes primarily auto and specialty lending loans and leases of $53.9 billion, $54.0 billion and $51.8 billion, U.S. securities-based lending loans of $46.0 billion, $46.5 billion and $50.4 billion and non-U.S. consumer loans of $2.8 billion, $2.8 billion and $3.0 billion at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $66 million, $67 million and $71 million and home equity loans of $177 million, $186 million and $268 million at December 31, 2023, September 30, 2023 and December 31, 2022, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.2 billion, $2.5 billion and $2.9 billion and non-U.S. commercial loans of $1.2 billion, $1.5 billion and $2.5 billion at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.
(4)Includes U.S. commercial real estate loans of $66.8 billion, $67.3 billion and $64.9 billion and non-U.S. commercial real estate loans of $6.1 billion, $5.9 billion and $4.8 billion at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,975	$116,278	$105,184	$1	$—	$7,512
Home equity	25,756	21,307	2,419	—	165	1,865
Credit card	100,389	97,013	3,378	—	—	(2)
Direct/Indirect and other consumer	103,606	54,035	49,568	—	—	3
Total consumer	458,726	288,633	160,549	1	165	9,378

Commercial
U.S. commercial	379,215	24,794	51,196	225,070	77,959	196
Non-U.S. commercial	125,371	—	535	78,483	46,258	95
Commercial real estate	73,140	11	7,145	56,735	9,249	—
Commercial lease financing	14,253	—	—	14,573	—	(320)
Total commercial	591,979	24,805	58,876	374,861	133,466	(29)
Total loans and leases	$1,050,705	$313,438	$219,425	$374,862	$133,631	$9,349

	Third Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$229,001	$116,828	$104,635	$1	$—	$7,537
Home equity	25,661	21,123	2,372	—	173	1,993
Credit card	98,049	94,781	3,268	—	—	—
Direct/Indirect and other consumer	104,134	53,840	50,291	—	—	3
Total consumer	456,845	286,572	160,566	1	173	9,533

Commercial
U.S. commercial	377,728	24,179	50,267	225,758	77,369	155
Non-U.S. commercial	123,781	—	681	78,748	44,306	46
Commercial real estate	74,088	10	7,055	57,573	9,450	—
Commercial lease financing	13,812	—	—	14,134	—	(322)
Total commercial	589,409	24,189	58,003	376,213	131,125	(121)
Total loans and leases	$1,046,254	$310,761	$218,569	$376,214	$131,298	$9,412

	Fourth Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$229,364	$118,051	$103,331	$1	$—	$7,981
Home equity	26,983	21,834	2,485	—	207	2,457
Credit card	89,575	86,540	3,036	—	—	(1)
Direct/Indirect and other consumer	106,598	51,501	55,093	—	—	4
Total consumer	452,520	277,926	163,945	1	207	10,441

Commercial
U.S. commercial	378,850	22,423	54,306	230,591	71,330	200
Non-U.S. commercial	125,983	1	1,090	82,222	42,590	80
Commercial real estate	68,764	10	5,753	54,104	8,895	2
Commercial lease financing	13,130	—	—	13,467	—	(337)
Total commercial	586,727	22,434	61,149	380,384	122,815	(55)
Total loans and leases	$1,039,247	$300,360	$225,094	$380,385	$123,022	$10,386

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 5)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2023	September 30 2023	December 31 2022	December 31 2023	September 30 2023	December 31 2022
Asset managers and funds	$103,138	$106,525	$106,842	$169,318	$173,531	$165,087
Real estate (6)	73,150	73,318	72,180	100,269	99,840	99,722
Capital goods	49,698	48,858	45,580	97,044	93,327	87,314
Finance companies	62,906	56,733	55,248	89,119	81,968	79,546
Healthcare equipment and services	35,037	34,986	33,554	61,766	61,151	58,761
Materials	25,223	25,132	26,304	55,296	55,496	55,589
Retailing	24,561	26,261	24,785	54,523	57,664	53,714
Food, beverage and tobacco	23,865	22,609	23,232	49,426	49,678	47,486
Consumer services	27,355	27,735	26,980	49,105	49,395	47,372
Government and public education	31,051	32,058	34,861	45,873	46,602	48,134
Individuals and trusts	32,481	32,297	34,897	43,938	43,323	45,572
Commercial services and supplies	22,642	24,089	23,628	41,473	42,992	41,596
Utilities	18,610	17,806	20,292	39,481	38,220	40,164
Energy	12,450	13,855	15,132	36,996	36,312	36,043
Transportation	24,200	24,004	22,273	36,267	36,607	33,858
Technology hardware and equipment	11,951	10,796	11,441	29,160	29,812	29,825
Global commercial banks	22,749	27,544	27,217	25,684	30,313	29,293
Media	13,033	14,427	14,781	24,908	25,817	28,216
Vehicle dealers	16,283	14,359	12,909	22,570	21,334	20,638
Software and services	9,830	10,160	12,961	22,381	24,839	25,633
Pharmaceuticals and biotechnology	6,852	7,294	7,547	22,169	20,244	26,208
Consumer durables and apparel	9,184	9,437	10,009	20,732	20,462	21,389
Insurance	9,371	11,357	10,224	19,322	21,811	19,444
Telecommunication services	9,224	9,276	9,679	17,269	17,005	17,349
Automobiles and components	7,049	7,207	8,774	16,459	15,447	16,911
Food and staples retailing	7,423	7,973	7,157	12,496	13,698	11,908
Financial markets infrastructure (clearinghouses)	4,229	2,409	3,913	6,503	4,762	8,752
Religious and social organizations	2,754	2,400	2,467	4,565	4,518	4,689
Total commercial credit exposure by industry	$696,299	$700,905	$704,867	$1,214,112	$1,216,168	$1,200,213

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $55.8 billion, $53.4 billion and $33.8 billion at December 31, 2023, September 30, 2023 and December 31, 2022, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $29.4 billion, $32.9 billion and $51.1 billion, which consists primarily of other marketable securities, at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.
(2)Total utilized and total committed exposure includes loans of $3.3 billion, $4.0 billion and $5.4 billion and issued letters of credit with a notional amount of $14 million, $14 million and $28 million accounted for under the fair value option at December 31, 2023, September 30, 2023 and December 31, 2022, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.6 billion, $1.8 billion and $3.0 billion at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Includes $329 million, $415 million and $1.0 billion of PPP loan exposure across impacted industries at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.
(6)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2023	September 30 2023	June 30 2023	March 31 2023	December 31 2022
Residential mortgage	$2,114	$2,185	$2,140	$2,125	$2,167
Home equity	450	479	482	488	510
Direct/Indirect consumer	148	128	107	101	77
Total consumer	2,712	2,792	2,729	2,714	2,754
U.S. commercial	636	561	476	559	553
Non-U.S. commercial	175	102	84	125	212
Commercial real estate	1,927	1,343	816	502	271
Commercial lease financing	19	18	6	4	4
	2,757	2,024	1,382	1,190	1,040
U.S. small business commercial	16	17	15	14	14
Total commercial	2,773	2,041	1,397	1,204	1,054
Total nonperforming loans and leases	5,485	4,833	4,126	3,918	3,808
Foreclosed properties (1)	145	160	148	165	170
Total nonperforming loans, leases, and foreclosed properties(2, 3)	$5,630	$4,993	$4,274	$4,083	$3,978

Fully-insured home loans past due 30 days or more and still accruing	$527	$523	$525	$580	$627
Consumer credit card past due 30 days or more and still accruing	2,419	2,097	1,811	1,674	1,505
Other loans past due 30 days or more and still accruing	2,974	2,848	2,920	3,146	4,008
Total loans past due 30 days or more and still accruing (4, 5)	$5,920	$5,468	$5,256	$5,400	$6,140

Fully-insured home loans past due 90 days or more and still accruing	$252	$265	$288	$338	$368
Consumer credit card past due 90 days or more and still accruing	1,224	1,016	896	828	717
Other loans past due 90 days or more and still accruing	280	286	356	508	626
Total loans past due 90 days or more and still accruing (5)	$1,756	$1,567	$1,540	$1,674	$1,711

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.18%	0.16%	0.14%	0.13%	0.13%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (5)	0.54	0.48	0.41	0.39	0.38
Nonperforming loans and leases/Total loans and leases (6)	0.52	0.46	0.39	0.38	0.37

Commercial reservable criticized utilized exposure (7)	$23,300	$23,722	$21,469	$19,789	$19,274
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	3.74%	3.83%	3.44%	3.17%	3.12%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	4.00	4.12	3.79	3.67	3.70

(1)Includes repossessed assets of $22 million and $20 million for the fourth and third quarters of 2023 and $0 for the remaining quarters.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $161 million, $173 million, $174 million, $250 million and $219 million at December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $72 million, $22 million, $39 million, $36 million and $58 million at December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $3.6 billion, $4.3 billion, $4.3 billion, $4.4 billion and $5.8 billion at December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,792	$2,729	$2,714	$2,754	$2,760
Additions	247	297	258	253	208
Reductions:
Paydowns and payoffs	(129)	(117)	(131)	(103)	(89)
Sales	(57)	(2)	(2)	(2)	(1)
Returns to performing status (2)	(122)	(91)	(92)	(170)	(109)
Charge-offs (3)	(15)	(13)	(13)	(12)	(6)
Transfers to foreclosed properties	(4)	(11)	(5)	(6)	(9)
Total net additions (reductions) to nonperforming loans and leases	(80)	63	15	(40)	(6)
Total nonperforming consumer loans and leases, end of period	2,712	2,792	2,729	2,714	2,754
Foreclosed properties (4)	103	112	97	117	121
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,815	$2,904	$2,826	$2,831	$2,875

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$2,041	$1,397	$1,204	$1,054	$1,223
Additions	1,085	875	484	419	141
Reductions:
Paydowns	(121)	(153)	(171)	(72)	(144)
Sales	(1)	—	(3)	—	(4)
Returns to performing status (6)	(45)	(2)	(7)	(52)	(35)
Charge-offs	(186)	(67)	(87)	(88)	(127)
Transfers to foreclosed properties	—	—	(23)	—	—
Transfers to loans held-for-sale	—	(9)	—	(57)	—
Total net additions (reductions) to nonperforming loans and leases	732	644	193	150	(169)
Total nonperforming commercial loans and leases, end of period	2,773	2,041	1,397	1,204	1,054
Foreclosed properties (4)	42	48	51	48	49
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,815	$2,089	$1,448	$1,252	$1,103

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Prior to January 1, 2023, certain troubled debt restructurings were classified as nonperforming at the time of restructuring and were only returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $20 million and $19 million in consumer loans and $2 million and $1 million in commercial loans for the fourth and third quarters of 2023 and $0 for the remaining quarters.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Prior to January 1, 2023, troubled debt restructurings were generally classified as performing after a sustained period of demonstrated payment performance.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Fourth Quarter 2023		Third Quarter 2023		Second Quarter 2023		First Quarter 2023		Fourth Quarter 2022
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$11	0.02%	$2	—%	$2	—%	$1	—%	$(1)	—%
Home equity (3)	(17)	(0.26)	(14)	(0.22)	(16)	(0.25)	(12)	(0.18)	(18)	(0.27)
Credit card	777	3.07	673	2.72	610	2.60	501	2.21	386	1.71
Direct/Indirect consumer	49	0.19	25	0.10	17	0.06	1	—	1	—
Other consumer	93	n/m	118	n/m	107	n/m	162	n/m	163	n/m
Total consumer	913	0.79	804	0.70	720	0.64	653	0.58	531	0.47
U.S. commercial	67	0.07	5	0.01	5	0.01	47	0.05	47	0.05
Non-U.S. commercial	1	—	(2)	(0.01)	—	—	20	0.07	31	0.10
Total commercial and industrial	68	0.06	3	—	5	—	67	0.06	78	0.06
Commercial real estate	115	0.62	39	0.21	69	0.37	22	0.12	34	0.20
Commercial lease financing	(1)	—	3	0.08	1	—	(1)	(0.01)	2	0.05
	182	0.13	45	0.03	75	0.05	88	0.06	114	0.08
U.S. small business commercial	97	1.99	82	1.74	74	1.62	66	1.48	44	0.99
Total commercial	279	0.19	127	0.09	149	0.10	154	0.11	158	0.11
Total net charge-offs	$1,192	0.45	$931	0.35	$869	0.33	$807	0.32	$689	0.26

By Business Segment and All Other
Consumer Banking	$1,023	1.30%	$911	1.16%	$819	1.07%	$729	0.97%	$591	0.78%
Global Wealth & Investment Management	12	0.02	4	0.01	3	0.01	6	0.01	4	0.01
Global Banking	160	0.17	20	0.02	59	0.06	87	0.09	112	0.12
Global Markets	8	0.02	13	0.04	5	0.02	—	—	(1)	(0.01)
All Other	(11)	(0.48)	(17)	(0.68)	(17)	(0.74)	(15)	(0.59)	(17)	(0.66)
Total net charge-offs	$1,192	0.45	$931	0.35	$869	0.33	$807	0.32	$689	0.26

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $8 million for the fourth quarter of 2023 and $0 for the remaining quarters.
(3)Includes loan sale net charge-offs (recoveries) of $(3) million for the fourth quarter of 2023 and $0 for the remaining quarters.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31
	2023		2022
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$16	0.01%	$72	0.03%
Home equity (3)	(59)	(0.23)	(90)	(0.33)
Credit card	2,561	2.66	1,334	1.60
Direct/Indirect consumer	92	0.09	18	0.02
Other consumer	480	n/m	521	n/m
Total consumer	3,090	0.68	1,855	0.42
U.S. commercial	124	0.03	71	0.02
Non-U.S. commercial	19	0.02	21	0.02
Total commercial and industrial	143	0.03	92	0.02
Commercial real estate	245	0.34	66	0.10
Commercial lease financing	2	0.02	5	0.03
	390	0.07	163	0.03
U.S. small business commercial	319	1.71	154	0.86
Total commercial	709	0.12	317	0.06
Total net charge-offs	$3,799	0.36	$2,172	0.21

By Business Segment and All Other
Consumer Banking	$3,482	1.13%	$2,021	0.69%
Global Wealth & Investment Management	25	0.01	19	0.01
Global Banking	326	0.09	140	0.04
Global Markets	26	0.02	15	0.01
All Other	(60)	(0.62)	(23)	(0.18)
Total net charge-offs	$3,799	0.36	$2,172	0.21

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $8 million and $84 million for the years ended December 31, 2023 and 2022.
(3)Includes loan sale net charge-offs (recoveries) of $(3) million and $(8) million for the years ended December 31, 2023 and 2022.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2023		September 30, 2023		December 31, 2022
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$339	0.15%	$344	0.15%	$328	0.14%
Home equity	47	0.19	68	0.27	92	0.35
Credit card	7,346	7.19	6,987	7.01	6,136	6.57
Direct/Indirect consumer	715	0.69	671	0.64	585	0.55
Other consumer	73	n/m	97	n/m	96	n/m
Total consumer	8,520	1.85	8,167	1.78	7,237	1.59
U.S. commercial (2)	2,600	0.69	2,764	0.74	3,007	0.80
Non-U.S. commercial	842	0.68	918	0.74	1,194	0.96
Commercial real estate	1,342	1.84	1,393	1.90	1,192	1.71
Commercial lease financing	38	0.26	45	0.33	52	0.38
Total commercial	4,822	0.82	5,120	0.87	5,445	0.93
Allowance for loan and lease losses	13,342	1.27	13,287	1.27	12,682	1.22
Reserve for unfunded lending commitments	1,209		1,353		1,540
Allowance for credit losses	$14,551		$14,640		$14,222

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.27%		1.27%		1.22%
Allowance for loan and lease losses/Total nonperforming loans and leases		243		275		333
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.82		3.60		4.64

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 25.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.0 billion, $983 million and $844 million at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the years ended December 31, 2023 and 2022, and the three months ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Year Ended December 31		Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023	First Quarter 2023	Fourth Quarter 2022
	2023	2022

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$28,342	$30,969	$3,124	$8,095	$8,034	$9,089	$7,897
Provision for credit losses	4,394	2,543	1,104	1,234	1,125	931	1,092
Pretax, pre-provision income	$32,736	$33,512	$4,228	$9,329	$9,159	$10,020	$8,989

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$283,353	$270,299	$288,618	$284,975	$282,425	$277,252	$272,629
Goodwill	(69,022)	(69,022)	(69,021)	(69,021)	(69,022)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(2,039)	(2,117)	(2,010)	(2,029)	(2,049)	(2,068)	(2,088)
Related deferred tax liabilities	893	922	886	890	895	899	914
Tangible shareholders’ equity	$213,185	$200,082	$218,473	$214,815	$212,249	$207,061	$202,433
Preferred stock	(28,397)	(28,318)	(28,397)	(28,397)	(28,397)	(28,397)	(28,982)
Tangible common shareholders’ equity	$184,788	$171,764	$190,076	$186,418	$183,852	$178,664	$173,451

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$291,646	$273,197	$291,646	$287,064	$283,319	$280,196	$273,197
Goodwill	(69,021)	(69,022)	(69,021)	(69,021)	(69,021)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(1,997)	(2,075)	(1,997)	(2,016)	(2,036)	(2,055)	(2,075)
Related deferred tax liabilities	874	899	874	886	890	895	899
Tangible shareholders’ equity	$221,502	$202,999	$221,502	$216,913	$213,152	$210,014	$202,999
Preferred stock	(28,397)	(28,397)	(28,397)	(28,397)	(28,397)	(28,397)	(28,397)
Tangible common shareholders’ equity	$193,105	$174,602	$193,105	$188,516	$184,755	$181,617	$174,602

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,179,876	$3,051,375	$3,179,876	$3,153,090	$3,123,198	$3,194,657	$3,051,375
Goodwill	(69,021)	(69,022)	(69,021)	(69,021)	(69,021)	(69,022)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(1,997)	(2,075)	(1,997)	(2,016)	(2,036)	(2,055)	(2,075)
Related deferred tax liabilities	874	899	874	886	890	895	899
Tangible assets	$3,109,732	$2,981,177	$3,109,732	$3,082,939	$3,053,031	$3,124,475	$2,981,177

Book value per share of common stock
Common shareholders’ equity	$263,249	$244,800	$263,249	$258,667	$254,922	$251,799	$244,800
Ending common shares issued and outstanding	7,895.5	7,996.8	7,895.5	7,923.4	7,953.6	7,972.4	7,996.8
Book value per share of common stock	$33.34	$30.61	$33.34	$32.65	$32.05	$31.58	$30.61

Tangible book value per share of common stock
Tangible common shareholders’ equity	$193,105	$174,602	$193,105	$188,516	$184,755	$181,617	$174,602
Ending common shares issued and outstanding	7,895.5	7,996.8	7,895.5	7,923.4	7,953.6	7,972.4	7,996.8
Tangible book value per share of common stock	$24.46	$21.83	$24.46	$23.79	$23.23	$22.78	$21.83

Current-period information is preliminary and based on company data available at the time of the presentation.	33